SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 13, 2013

INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463
(Commission File Number)	IRS Employer Identification No.
414 Church Street
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant's telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Explanatory Note

On February 13, 2013, Intermountain Community Bancorp (the “Company”) filed a Current Report on Form 8-K to report its earnings release announcing its financial results for the quarter ended December 31, 2012. The Form 8-K that was filed via EDGAR did not contain the correct Item designations. This Form 8-K/A is being filed to correct the item designations in the prior 8-K filing.

Item 2.02 - Financial Statements and Exhibits

On February 13, 2013, Intermountain Community Bancorp (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 9.01 - Financial Statements and Exhibits

(a)    Financial statements - not applicable.

(b)    Pro forma financial information - not applicable.

(c)    Shell company transactions - not applicable

(d)    Exhibits:

99.1
Press Release dated February 13, 2013 announcing financial results for the quarter and fiscal year ended December 31, 2012. (incorporated by reference to the Current Report on Form 8-K filed on February 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2013

INTERMOUNTAIN COMMUNITY BANCORP

By: /s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer